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                                                                   EXHIBIT 10.10


                      ADVANCED SYSTEMS INTERNATIONAL, INC.
                       NONQUALIFIED STOCK OPTION AGREEMENT


         Advanced Systems International, Inc., a Nevada corporation (the "Company"), hereby grants to GERALD A. PESUT (the "Employee"), as of July 8, 1997 (the "Date of Grant"), an option to purchase up to 500,000 shares (the "Option") of the Company's Common Stock (the "Shares"), at a price of One Dollar ($1.00) per share (the "Option Price"). This Option replaces (pursuant to the terms of Section 1.06 of the Agreement for RTO Merger dated July 8, 1997 to which the Company is a party) an option previously granted to Employee by Automatic Time Systems Corp.

                          ARTICLE I. EXERCISE OF OPTION

         SECTION 1.01 Employee may exercise this Option, in whole or in part, at any time prior to the date the Option expires, as described in Article IV.

                           ARTICLE II. TRANSFERABILITY

         SECTION 2.01 Employee may not transfer this Option except by will or the laws of descent and distribution or pursuant to the terms of a domestic relations order, as defined in Section 414(p)(1)(B) of the Internal Revenue Code of 1986, which satisfies the requirements of Section 414(p)(1)(A) of the Internal Revenue Code of 1986 (a "Qualified Domestic Relations Order"). During Employee's life, only Employee (or Employee's personal representative or attorney-in-fact) or the alternate payee named in a Qualified Domestic Relations Order, may exercise this Option. The Employee's estate or beneficiary may exercise this Option following the death of the Employee. The Option shall not otherwise be transferred, assigned, pledged or hypothecated for any purpose whatsoever, and is not subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge or hypothecation or other disposition of the Option, other than in accordance with the terms of this Agreement, shall be void and of no effect.

                         ARTICLE III. MANNER OF EXERCISE

         SECTION 3.01 This Option shall be exercised by written notice to the Company's Secretary specifying the number of Shares to be purchased and accompanied by payment for those Shares and any applicable withholding taxes. At the election of Employee, such payment may be made in cash, check, or by delivery of certificate(s) representing Shares of the Company's common stock previously held by the Employee, duly endorsed for transfer, or shares issuable to the Employee pursuant to the exercise of this Option. The Company may also permit payment to be made in such other manner as the Company deems appropriate and in compliance with applicable law. Any shares delivered to the Company in payment of the aggregate Option Price shall be


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valued at the "Fair Market Value" of the Company's shares, as defined below, as of the date of Employee's exercise of the Option. If the Employee is, at the time of exercise, an officer of the Company or any of its subsidiaries, the Company shall withhold the appropriate number of Shares, rounded up to the next whole number, as have a Fair Market Value equal to the amount required to satisfy applicable withholding taxes. If the Employee is not an officer of the Company or any of its subsidiaries at the date of exercise, he may elect to have Shares withheld or may deliver cash or a check to pay the withholding taxes. The Option shall be exercised in accordance with such reasonable administrative regulations as the Company shall from time to time adopt.

         SECTION 3.02 "Fair Market Value" means, on any given date, (a) if the Company Common Stock is, on the given date, listed on a national securities exchange, Fair Market Value shall be the highest selling price for the given date, or the most recent date upon which sales occurred, (b) if (a) does not apply, then Fair Market Value shall be the highest selling price for the Company Common Stock as reported on the Nasdaq National Market for the given date, or the most recent date upon which sales were reported, (c) if neither (a) nor (b) applies, Fair Market Value shall be the final asked price for the Company Common Stock as quoted for the given date in whatever medium then issues such quotes, or the most recent date upon which such quotes were published, (d) if none of
(a), (b) or (c) applies, then Fair Market Value shall be determined by the Company based on such valuation methods and/or indicia of value as the Company deems advisable at the time of such determination. The use by the Company of any method or indicia of value to determine Fair Market Value on any valuation date will not, of itself, preclude the Company from use of a different method or indicia on a subsequent valuation date.


                             ARTICLE IV. EXPIRATION

         SECTION 4.01 All unexercised rights under the Option shall expire on the first to occur of (a) July 8, 2017, or (b) the termination of Employee's employment with the Company or its subsidiaries for "cause," as defined below.

         SECTION 4.02 The Employee's employment shall be deemed to have been terminated for "cause" if such termination is determined, in the sole discretion of the Company, to have resulted from an act or omission by the Employee constituting active and deliberate dishonesty, as established by a final judgment or actual receipt of an improper benefit or profit in money, property or services, or from the Employee's continuous failure to perform his duties under any employment agreement in effect between the Employee and the Company in any material manner (or, in the absence of such an agreement, the consistent failure or refusal of the Employee to perform according to reasonable expectations and standards set by the Board and/or management consistent with Employee's title and position) after receipt of notice of such failure from the Company specifying how the Employee has so failed to perform.


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                       ARTICLE V. ANTI-DILUTION PROVISIONS

         SECTION 5.01 Common Stock Dividends, Subdivisions, Combinations. If the Company shall (a) pay or make a dividend or other distribution to all holders of its Common Stock in shares of Common Stock, (b) subdivide, split or reclassify the outstanding shares of its Common Stock into a larger number of shares, or
(c) combine or reclassify the outstanding shares of its Common Stock into a smaller number of shares, then in each such case the Shares for which this option may be exercised (the "Underlying Shares") shall be adjusted to equal the number of Shares to which the Employee would have been entitled upon the occurrence of such event had this Option been exercised immediately prior to the happening of such event or, in the case of a stock dividend or other distribution, prior to the record date for determination of such shareholder entitled thereto, and the Option Price shall be proportionately adjusted. An adjustment made pursuant to this 0shall become effective immediately after such record date, in the case of a dividend or distribution, and immediately after the effective date, in the case of a subdivision, split, combination or reclassification.

         SECTION 5.02 Reorganization or Reclassification. In case of any capital reorganization or any reclassification of the Common Stock of the Company (whether pursuant to a merger, consolidation or otherwise), this Option shall thereafter be exercisable for the number of shares of stock or other securities or property receivable upon such capital reorganization or reclassification of Common Stock, as the case may be, by a holder of the number of shares of Common Stock into which this Option was exercisable immediately prior to such capital reorganization or reclassification of Common Stock; and, in any case, appropriate adjustment shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the Employee to the end that the provisions set forth herein shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of this Option.

         SECTION 5.03 Distributions of Assets or Securities Other Than Common Stock. In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock shares of any of its capital stock (other than Common Stock), rights or warrants to purchase any of its securities, cash, other assets or evidences of its indebtedness, then in each such case the Option Price shall be reduced (but not below zero) by the fair market value (as determined in good faith by the Board of Directors of the Company) of the portion of the securities, cash, assets or evidences of indebtedness so distributed applicable to one share of Common Stock. An adjustment made pursuant to this 0shall become effective immediately after such distribution date.



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         SECTION 5.04 No Impairment. The Company shall not, without the prior consent of the Employee, by amendment of its Articles of Incorporation or through any reorganization, transfer of the assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but shall at all times in good faith assist in the carrying out of all the provisions of this 0 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the Employee against impairment.

         SECTION 5.05 Readjustment. Upon the termination of any right of conversion or exchange of any securities convertible into or exchangeable for Common Stock, or upon the expiration of any rights or options to purchase Common Stock (other than this Option) or any securities convertible into or exchangeable for Common Stock, or upon any change in the number of shares of Common Stock issuable upon exercise, conversion or exchange of any such securities, rights or options, the Underlying Shares then in effect shall forthwith be readjusted to such Underlying Shares as would have been in effect had the adjustments made upon the issuance or sale of such securities, rights or options been made upon the basis of the issuance of only the number of shares of Common Stock actually issued or to be issued upon the exercise, conversion or exchange or such securities, rights or options, and the Option Price shall be proportionately adjusted.

         SECTION 5.06 Notice of Certain Corporate Transactions. The Company shall mail to the Employee a notice of any proposed dividend, merger, dissolution, liquidation or winding up of the Company, stating the proposed record date (if any) or effective date for any such transaction and briefly describing the transaction. The Company shall give this notice at least ten business days prior to the date of such action.

         SECTION 5.07 No Adjustment or Readjustment in Certain Circumstances. The Company shall not make any adjustment or readjustment of any of the Option Price or the number of Underlying Shares in the case of (a) the exercise of this Option, or (b) the issuance or sale by the Company of Common Stock or rights or options pursuant to, or the adjustment of the Option Price, or the exercise or termination, of rights or options issued pursuant to, any employee stock option or similar plan of the Company, or (c) except as specifically provided in this 0, by reason of the issuance of shares of Common Stock or any other securities of the Company in exchange for cash, property or services or other consideration.

         SECTION 5.08 Certificate of Adjustment. Upon the occurrence of each adjustment or readjustment pursuant to this 0, the Company, at its expense, shall as promptly as practicable compute such adjustment or readjustment in accordance with the provisions of this 0, and prepare and furnish to the Employee a certificate setting forth such adjustment or readjustment and


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showing in reasonable detail the facts upon which such adjustment or readjustment in based.

         SECTION 5.09 Information to be Furnished Upon Request. Upon the request at any time of the Employee, the Company shall as promptly as practicable furnish or cause to be furnished, to the Employee, at his address set forth in such request, a certificate setting forth the number of shares of Common Stock that at the time would be received upon the exercise of the Option and the Option Price thereof.

                 ARTICLE VI. SALE OF THE COMPANY; REORGANIZATION

         SECTION 6.01 In the event that (i) a Sale of the Company, or (ii) any capital reorganization or reclassification of the capital stock of the Corporation or merger of the Company with or into another corporation or other entity (collectively, a "Reorganization"), is in such a way that holders of Common Stock are entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such Sale of the Company or Reorganization, lawful and adequate provision shall be made whereby the Employee shall thereafter have the right to receive, upon the basis and upon the terms and conditions specified in this Option, and in lieu of the Common Stock immediately theretofore receivable upon the exercise of this Option, such shares of stock, securities or assets as would have been (by virtue of such Sale of the Company or Reorganization) issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of shares of Common Stock immediately theretofore receivable upon the exercise of this Option, assuming such exercise had taken place immediately prior to such Sale of the Company or Reorganization. In any such case, appropriate provision shall be made with respect to the rights and interests of the Employee to the end that the provisions hereof (including, without limitation, provisions for adjustments of the number of shares of Common Stock receivable upon exercise of this Option) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter receivable upon the exercise of this Option. The Company shall not effect any such Sale of the Company or Reorganization, unless, prior to or simultaneously with the consummation thereof, the successor entity (if other than the Company) resulting from such transaction shall assume by written instrument, executed and mailed or delivered to the Employee, the obligation to deliver to the Employee such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Employee may be entitled to receive.

         SECTION 6.02 Notice of any proposed Sale of the Company or Reorganization shall be given by the Company to the Employee as promptly as practicable after such transaction appears likely, but not less than 20 days prior to the date on which the proposed Sale of the Company or Reorganization is to be consummated.



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         SECTION 6.03 In lieu of the provisions of 0above, in the event of a
Sale of the Company or a Reorganization, the Employee may, at his election, compel the Company to purchase this Option (the "Put") at a price (the "Put Price") equal to the aggregate Fair Market Value of the Underlying Shares minus the aggregate Option Price. The Company shall pay the Put Price to the Employee at the same time that the Sale or Reorganization is consummated. The Employee may exercise this Put at any time by notice to the Company not later than ten days after the notice described in 0has been given.

         SECTION 6.04 "Sale of the Company" shall mean any change of control of the Company (as the term "control" is defined in Rule 405 of the Securities and Exchange



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Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act")), whether such change of control occurs through merger, consolidation, sale of assets or stock, exchange of securities, or otherwise.

                     ARTICLE VII. DISSOLUTION OR LIQUIDATION

         SECTION 7.01 Upon any proposed distribution of the assets of the Company in dissolution or liquidation (except under circumstances when 0 or 0 shall be applicable), the Company shall mail notice thereof to the Employee and shall make no distribution to its shareholders until the expiration of 30 days from the date of mailing of such notice and, in any such event, the Employee may exercise the purchase rights with respect to this Option within 30 days from the date of mailing such notice. All rights herein granted not so exercised within such 30-day period shall thereafter become null and void.

           ARTICLE VIII. NOTICES AND OTHER SHAREHOLDER COMMUNICATIONS

         SECTION 8.01 The Company shall provide to the Employee a copy of any and all reports, notices, proxy statements, annual, quarterly or special reports, or other communications to its shareholders of any type whatever, at the same time such communications are dispatched to the shareholders.

                         ARTICLE IX. REGISTRATION RIGHTS

         SECTION 9.01 Definitions. As used in this Article IX, the term "Registrable Securities" means (i) the shares of Common Stock issuable upon exercise of this Option, (ii) any shares of Common Stock which the Employee may hereafter acquire, and (iii) any capital stock of the Company issued as a dividend or other distribution with respect thereto, or in exchange for or in replacement of, the shares of Common Stock referred to in clauses (i) and (ii) above.

         SECTION 9.02   Required Registration.

              (a) If, at any time after the Company registers its Common Stock with the Commission pursuant to the Securities Exchange Act of 1934, as amended, the Company receives a written request therefor from the Employee, the Company shall prepare and file a registration statement under the Securities Act covering the Registrable Securities which are the subject of such request and shall use its reasonable best efforts to cause such registration statement to become effective. The Company shall be obligated to prepare, file and cause to become effective only one registration statement pursuant to this Section 9.02. Notwithstanding the foregoing obligation of the Company, if either (i) in the good faith judgment of the Company's board of directors the registration of the Registrable Securities would at such time interfere with a primary offering of


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         securities or a sale or acquisition transaction material to the
         Company, require the disclosure of material information that the Company has a bona fide business purpose for preserving as confidential, or require the Company to provide information required by the Commission or the Securities Act, such as pro forma information, that at such time the Company would be unable to provide, then the Company's obligation to prepare and file a registration statement in connection with the Registrable Securities which are the subject of the Employee's request shall be suspended for a reasonable period (not to exceed 90 days) until the Company consummates or abandons such primary offering or other transaction, determines that such confidential information may be disclosed or is able to provide any such information required by the Commission or the Securities Act, provided that the Company may exercise the right to suspension of an offering under this
         Section 9.02 no more than one time during any 12 month period.

              (b) In the event that the Employee shall determine for any reason not to proceed with a registration at any time before the registration statement has been declared effective by the Commission, and (i) the Employee requests the Company to withdraw such registration statement, if theretofore filed with the Commission, with respect to the Registrable Securities covered thereby, or if the offering is not consummated for any reason, and (ii) the Employee agrees to bear its expenses incurred in connection therewith and to reimburse the Company for the expenses incurred by it attributable to the registration of such Registrable Securities, then the Employee shall not be deemed to have exercised its right to require the Company to register Registrable Securities pursuant to this Section 9.02.

              (c) Without the written consent of the Employee, neither the Company nor any other holder of securities of the Company may include securities in such registration if in the good faith judgment of the managing underwriter of such public offering the inclusion of such securities would interfere with the successful marketing of the Registrable Securities or require the exclusion of any portion of the Registrable Securities to be registered.

         SECTION 9.03 Incidental Registration. Each time the Company shall determine to proceed with the actual preparation and filing of a registration statement under the Securities Act on any form (other than Form S-4 or any successor form thereto) that would permit the inclusion of the Registrable Securities in connection with the proposed offer and sale for money of any of its securities by it or any of its security holders, the Company will give written notice of its determination to the Employee. Upon the written request of the Employee given within 30 days after receipt of any such notice from the Company, the Company will, except as herein provided, cause all such shares of Registrable Securities for which the Employee has so requested registration, to be included in such registration statement, all to the extent requisite to permit the sale or other disposition by the Employee to be so registered; provided, however, that nothing herein shall prevent the Company from, at any time, abandoning or delaying any such


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registration initiated by it. If any registration pursuant to this Section shall be underwritten in whole or in part, the Company may require that the Registrable Securities requested for inclusion pursuant to this Section be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. If in the good faith judgment of the managing underwriter of such public offering the inclusion of all of the Registrable Securities originally covered by a request for registration would reduce the number of shares to be offered by the Company or its security holders exercising demand registration rights, or interfere with the successful marketing of the shares of stock offered by the Company or its security holders exercising demand registration rights, the number of shares of Registrable Securities otherwise to be included in the underwritten public offering may be reduced pro rata among the holders thereof requesting such registration. Those shares of Registrable Securities which are thus excluded from the underwritten public offering shall be withheld from the market by the holders thereof for a period, not to exceed 180 days, which the managing underwriter reasonably determines is necessary in order to effect the underwritten public offering.

         SECTION 9.04 Registration Procedures. If and whenever the Company is required by the provisions of Sections 12(b) or 12(c) to effect the registration of any Registrable Securities under the Securities Act, the Company will:

              (a) prepare and file with the Commission a registration statement with respect to such securities, and use its reasonable best efforts to cause such registration statement to become and remain effective for such period as may be reasonably necessary to effect the sale of such securities, not to exceed three months;

              (b) prepare and file with the Commission such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for such period as may be reasonably necessary to effect the sale of such securities, not to exceed three months;

              (c) furnish to the security holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such security holders and underwriters may reasonably request in order to facilitate the public offering of such securities;

              (d) use its reasonable best efforts to register or qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as such participating holders may reasonably request within 20 days following the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general



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         consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

              (e) notify the security holders participating in such registration, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

              (f) notify such holders promptly of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

              (g) prepare and file with the Commission, promptly upon the request of any such holders, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for such holders (and concurred in by counsel for the Company), is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of the Registrable Securities by such holder;

              (h) prepare and promptly file with the Commission and promptly notify such holders of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

              (i) advise such holders, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

              (j) not file any amendment or supplement to such registration statement or prospectus to which a majority in interest of such holders shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or the rules and regulations thereunder, after having been furnished with a copy thereof at least five business days prior to the filing thereof, unless in the opinion of counsel for the Company the filing of such amendment or supplement is reasonably necessary to protect the Company from any liabilities under any applicable federal or state law and such filing will not violate applicable law; and


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              (k)  at the request of any such holder, furnish on the effective date of the registration statement and, if such registration includes an underwritten public offering, at the closing provided for in the underwriting agreement: (A) opinions, dated such respective dates, of the counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the holder or holders making such request, covering such matters as such underwriters and holder or holders may reasonably request, in which opinion such counsel shall state (without limiting the generality of the foregoing) that (1) such registration statement has become effective under the Securities Act; (2) to the best of such counsel's knowledge no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act; (3) the registration statement and each amendment or supplement thereto comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder (except that such counsel need express no opinion as to financial statements contained therein); (4) to the best of the knowledge of such counsel neither the registration statement nor any amendment nor supplement thereto contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except that such counsel need express no opinion as to financial statements contained therein); (5) the description in the registration statement or any amendment or supplement thereto of legal and governmental proceedings and contracts are accurate and fairly present the information required to be shown; and (6) such counsel does not know of any legal or governmental proceedings, pending or threatened, required to be described in the registration statement or any amendment or supplement thereto which are not described as required nor of any contracts or documents or instruments of the character required to be described in the registration statement or amendment or supplement thereto or to be filed as exhibits to the registration statement, which are not described or filed as required; and (B) letters, dated such respective dates, from the independent certified public accountants of the Company, addressed to the underwriters, if any, and to the holder or holders making such request, covering such matters as such underwriters and holder or holders may reasonably request, in which letters such accountants shall state (without limiting the generality of the foregoing) that they are independent certified public accountants within the meaning of the Securities Act and that in the opinion of such accountants the financial statements and other financial data of the Company included in the registration statement or any amendment or supplement thereto comply in all material respects with the applicable accounting requirements of the Securities Act.

         SECTION 9.05 Expenses. With respect to any registration requested pursuant to Section 9.02 (except as otherwise provided in such Section with respect to registrations



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voluntarily terminated at the request of the requesting security holders) and with respect to each inclusion of shares of Registrable Securities in a registration statement pursuant to Section 9.03, the Company shall bear the following fees, costs and expenses: all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company and one counsel for the selling security holders, all internal Company expenses, the premiums and other costs of policies of insurance against liability arising out of the public offering, and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of jurisdictions in which the securities to be offered are to be registered or qualified. Underwriting discounts and commissions and transfer taxes for selling security holders and any other expenses incurred by the selling security holders not expressly included above shall be borne by the selling security holders.

         SECTION 9.06 Indemnification. In the event that any Registrable Securities are included in a registration statement under Sections 9.02 or 9.03:

              (a) The Company will indemnify and hold harmless the Employee and any underwriter (as defined in the Securities Act) and each person, if any, who controls such holder or such underwriter within the meaning of the Securities Act, from and against any and all loss, damage, liability, cost and expense to which such holder or any such underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such holder, in writing, such underwriter or such controlling person.

              (b) The Employee will indemnify and hold harmless the Company, any controlling person and any underwriter from and against any and all loss, damage, liability, cost or expense to which the Company or any controlling person and/or any underwriter may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the


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         extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with information furnished in writing by such holder.

              (c) Promptly after receipt by an indemnified party pursuant to the provisions of paragraph (a) or (b) of this Section of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said paragraph (a) or (b), promptly notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than hereunder. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, if the defendants in any action include both the indemnified party and the indemnifying party and there is a conflict of interest which would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party or parties shall have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of said paragraph (a) or (b) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (A) the indemnified party shall have employed counsel in accordance with the proviso of the preceding sentence, (B) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action, or (C) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

         SECTION 9.07 Registration Rights of Transferees. The registration rights granted to the holders of Registrable Securities pursuant to this 0 shall also be for the benefit of, and enforceable by, any permitted subsequent holder of Registrable Securities, whether or not any express assignment of such rights to any such subsequent holder is made.

                          ARTICLE X. ISSUANCE OF SHARES

         SECTION 10.01 The Company shall not be required to issue or deliver any Shares upon an exercise of the Option:


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              (a)  Prior to the admission of such Shares to listing on any public exchange on which the Company's common stock may be listed; or

              (b) Prior to the completion of any proceedings under any applicable state or federal securities law, rule or regulation that the Company or its counsel determines to be necessary or advisable to the issuance of the Shares; or

              (c) Unless such issuance, in the opinion of the Company's counsel, is exempt from federal and state securities registration requirements.

         SECTION 10.02 The Company may require Employee to represent and agree in writing that if such Shares are issuable under an exemption from registration requirements, the Shares will be "restricted". Employee shall not have the rights of a shareholder with respect to the Shares until certificates evidencing the Shares have been issued and delivered to Employee.

                               ARTICLE XI. NOTICE

         SECTION 11.01 All notices given pursuant to or in connection with this Agreement shall be in writing and shall be deemed to be duly given when personally delivered or when mailed, if sent by certified or registered mail, postage prepaid, return receipt requested, and addressed as follows, or to such other address as the parties may indicate:

         If to the Company:

         Advanced Systems International, Inc.
         17515 W. Nine Mile Rd Ste 225
         Southfield, MI 48075
         ATTN: Chief Executive Officer

         If to the Employee:

         Gerald A. Pesut
         488 Harmon Ave
         Birmingham, MI 48009

         With a Required Copy of any Notice to:

         David D. Warner, Esq.
         Jaffe, Raitt, Heuer & Weiss
         Professional Corporation


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

         One Woodward Ave Ste 2400
         Detroit, Michigan 48226-3418

                  ARTICLE XII. NO RIGHT TO EMPLOYMENT CONFERRED

         SECTION 12.01 Nothing in this Agreement or the Plan shall confer upon the Employee any right to continue as a employee of the Company or a subsidiary or interfere in any way with the right of the Company or any subsidiary to terminate such person's engagement as an employee at any time.

                           ARTICLE XIII. SEVERABILITY

         SECTION 13.01 If any provision of this Agreement is held invalid or unenforceable, the remaining provisions shall continue to be in full force and effect to the maximum extent permitted by law.

                             ARTICLE XIV. AMENDMENT

         SECTION 14.01 This instrument contains the entire Agreement of the parties and may only be amended by written agreement executed by the parties hereto or their respective permitted successors above.

                            ARTICLE XV. GOVERNING LAW

         SECTION 15.01 This Agreement is made and entered into and shall be construed and enforced in accordance with the laws of the State of Michigan.

                              ARTICLE XVI. HEADINGS

         SECTION 16.01 The section numbers and headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.



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         IN WITNESS WHEREOF, this Nonqualified Stock Option Agreement is hereby executed.

                            "COMPANY"

                            ADVANCED SYSTEMS INTERNATIONAL,
                            INC., a Nevada corporation


                            By:
                               -------------------------------------------------
                                   Richard Penington, Chief Financial Officer


                            "EMPLOYEE"


                            ----------------------------------------------------
                                   Gerald A. Pesut






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